               OLYMPIC  AUTOMOBILE  RECEIVABLES TRUST  1996 - D

                       MONTHLY  SERVICER'S  CERTIFICATE




     Accounting Date:                             February 28, 1997
                                                  -------------------
     Determination Date:                          March 5, 1997
                                                  -------------------
     Distribution Date:                           March 15, 1997
                                                  -------------------
     Monthly Period Ending:                       February 28, 1997
                                                  -------------------


     This Certificate is delivered pursuant to Section 3.9 of the Sale and Servicing Agreement, dated as of December 1, 1996, among Olympic Automobile Receivables Trust, 1996-D (the "Trust"), Olympic Receivables Finance Corp., as Seller, Olympic Financial Ltd., in its individual capacity and as Servicer, and Norwest Bank Minnesota, National Association, as Backup Servicer (the "Sale and Servicing Agreement"). Terms used and not otherwise defined herein have the meaning assigned them in the Sale and Servicing Agreement.

     Olympic Financial Ltd., as Servicer under the Sale and Servicing Agreement, hereby certifies that the following information is true and correct for the Distribution Date and the Monthly Period set forth above.

I.   Collection  Account  Summary

     Available Funds:
          Payments Received                                                            $24,554,893.92
          Liquidation Proceeds (excluding Purchase Amounts)                                $91,227.26
          Current Monthly Advances                                                        $171,134.86
          Amount of withdrawal, if any, from the Reserve Account                                $0.00
          Monthly Advance Recoveries                                                      ($73,945.94)
          Purchase Amounts-Warranty and Administrative Receivables                        $328,781.54
          Purchase Amounts - Liquidated Receivables                                             $0.00
          Income from investment of funds in Trust Accounts                                $94,859.87
                                                                                       ---------------
     Total Available Funds                                                                                  $25,166,951.51
                                                                                                           ---------------
                                                                                                           ---------------

     Amounts Payable on Distribution Date:
          Reimbursement of Monthly Advances                                                     $0.00
          Backup Servicer Fee                                                                   $0.00
          Basic Servicing Fee                                                             $588,186.82
          Trustee and other fees                                                                $0.00
          Class A-1  Interest Distributable Amount                                        $225,205.95
          Class A-2  Interest Distributable Amount                                      $1,030,208.33
          Class A-3  Interest Distributable Amount                                        $619,791.67
          Class A-4  Interest Distributable Amount                                        $756,250.00
          Class A-5  Interest Distributable Amount                                        $466,145.83
          Noteholders' Principal Distributable Amount                                  $16,393,543.30
          Certificate  Interest Distributable Amount                                      $372,604.17
          Certificate  Principal Distributable Amount                                           $0.00
          Amounts owing and not paid to Security Insurer under
               Insurance Agreement                                                              $0.00
          Supplemental Servicing Fees (not otherwise paid to Servicer)                          $0.00
          Spread Account Deposit                                                        $4,715,015.44
                                                                                       ---------------
     Total Amounts Payable on Distribution Date                                                             $25,166,951.51
                                                                                                           ---------------
                                                                                                           ---------------

II.  Available  Funds

     Collected Funds (see V)
               Payments Received                                                       $24,554,893.92
               Liquidation Proceeds (excluding Purchase Amounts)                           $91,227.26      $24,646,121.18
                                                                                       ---------------

     Purchase Amounts                                                                                         $328,781.54

     Monthly Advances
               Monthly Advances - current Monthly Period (net)                             $97,188.92
               Monthly Advances - Outstanding Monthly Advances
                  not otherwise reimbursed to the Servicer                                      $0.00          $97,188.92
                                                                                       ---------------

     Income from investment of funds in Trust Accounts                                                         $94,859.87
                                                                                                           ---------------

     Available Funds                                                                                        $25,166,951.51
                                                                                                           ---------------
                                                                                                           ---------------

III. Amounts  Payable  on  Distribution  Date

     (i)(a)    Taxes due and unpaid with respect to the Trust
               (not otherwise paid by OFL or the Servicer)                                                           $0.00

     (i)(b)    Outstanding Monthly Advances (not otherwise reimbursed
               to Servicer and to be reimbursed on the Distribution Date)                                            $0.00

     (i)(c)    Insurance Add-On Amounts (not otherwise reimbursed to Servicer)                                       $0.00

     (ii)      Accrued and unpaid fees (not otherwise paid by OFL or the Servicer):
                     Owner Trustee                                                              $0.00
                     Administrator                                                              $0.00
                     Indenture Trustee                                                          $0.00
                     Indenture Collateral Agent                                                 $0.00
                     Lockbox Bank                                                               $0.00
                     Custodian                                                                  $0.00
                     Backup Servicer                                                            $0.00
                     Collateral Agent                                                           $0.00               $0.00
                                                                                       ---------------

     (iii)(a)  Basic Servicing Fee (not otherwise paid to Servicer)                                           $588,186.82

     (iii)(b)  Supplemental Servicing Fees (not otherwise paid to Servicer)                                         $0.00

     (iii)(c)  Servicer reimbursements for mistaken deposits or postings of checks returned for insufficient funds (not otherwise
               reimbursed to Servicer)                                                                              $0.00

     (iv)      Class A-1  Interest Distributable Amount                                                       $225,205.95
               Class A-2  Interest Distributable Amount                                                     $1,030,208.33
               Class A-3  Interest Distributable Amount                                                       $619,791.67
               Class A-4  Interest Distributable Amount                                                       $756,250.00
               Class A-5  Interest Distributable Amount                                                       $466,145.83

     (v)       Noteholders' Principal Distributable Amount
                    Payable to Class A-1 Noteholders                                                       $16,393,543.30
                    Payable to Class A-2 Noteholders                                                                $0.00
                    Payable to Class A-3 Noteholders                                                                $0.00
                    Payable to Class A-4 Noteholders                                                                $0.00
                    Payable to Class A-5 Noteholders                                                                $0.00

     (vi)      Certificate Interest Distributable Amount                                                      $372,604.17

     (vii)     Unpaid principal balance of the Class A-1 Notes after deposit to the Note Distribution Account of any funds in the Class A-1
               Holdback Subaccount (applies only on the Class A-1 Final
               Scheduled Distribution Date)                                                                         $0.00

     (viii)    Certificate Principal Distributable Amount                                                           $0.00

     (ix)      Amounts owing and not paid to Security Insurer under Insurance
               Agreement                                                                                            $0.00
                                                                                                           ---------------
               Total amounts payable on Distribution Date                                                  $20,451,936.07
                                                                                                           ---------------
                                                                                                           ---------------

IV.  Calculation  of  Credit  Enhancement  Fee ("Spread Account Deposit");
     withdrawal from Reserve Account; Deficiency Claim Amount; Pre-Funding
     Account Shortfall and Class A-1 Maturity Shortfall

     Spread Account deposit:

          Amount of excess, if any, of Available Funds
             over total amounts payable (or amount of such
             excess up to the Spread Account Maximum Amount)                                                 $4,715,015.44

     Reserve Account Withdrawal on any Determination Date:

          Amount of excess, if any, of total amounts payable over Available Funds
             (excluding amounts payable under item (vii) of Section III)                                             $0.00

          Amount available for withdrawal from the Reserve Account (excluding the
             Class A-1 Holdback Subaccount), equal to the difference between the amount on deposit in the Reserve Account and the Requisite Reserve
             Amount (amount on deposit in the Reserve Account calculated taking into account any withdrawals from or deposits to the Reserve Account
             in respect of transfers of Subsequent Receivables)                                                       0.00

          (The amount of excess of the total amounts payable (excluding amounts payable under item (vii) of Section III) payable over Available
             Funds shall be withdrawn by the Indenture Trustee from the Reserve
             Account (excluding the Class A-1 Holdback Subaccount) to the extent of the funds available for withdrawal from in the Reserve Account, and deposited in the Collection Account.)

          Amount of withdrawal, if any, from the Reserve Account                                                     $0.00

     Reserve Account Withdrawal on Determination Date for Class A-1 Final
       Scheduled Distribution Date:

             Amount by which (a) the remaining principal balance of the Class A-1
             Notes exceeds (b) Available Funds after payment of amounts set forth
             in item (v) of Section III                                                                              $0.00

             Amount available in the Class A-1 Holdback Subaccount                                                   $0.00

             (The amount by which the remaining principal balance of the Class A-1
             Notes exceeds Available Funds (after payment of amount set forth in item (v) of Section III) shall be withdrawn by the Indenture Trustee from the Class A-1 Holdback Subaccount, to the extent of funds available for withdrawal from the Class A-1 Holdback Subaccount, and deposited in the Note Distribution Account for payment to the Class A-1 Noteholders)

             Amount of withdrawal, if any, from the Class A-1 Holdback Subaccount                                    $0.00

     Deficiency Claim Amount:

          Amount of excess, if any, of total amounts payable over funds available for withdrawal from Reserve Amount, the Class A-1 Holdback Subaccount
          and Available Funds                                                                                        $0.00

          (on the Class A-1 Final Scheduled Distribution Date, total amounts payable will not include the remaining principal balance of the Class A-1 Notes after giving effect to payments made under items (v) and (vii) of Section III and pursuant to a withdrawal from the Class A-1 Holdback Subaccount)

     Pre-Funding Account Shortfall:

          Amount of excess, if any, on the Distribution Date on or immediately following the end of the Funding Period, of (a) the sum of the Class A-1
          Prepayment Amount, the Class A-2 Prepayment Amount, the Class A-3
          Prepayment Amount, the Class A-4 Prepayment Amount and the Class A-5
          Prepayment Amount over (b) the amount on deposit in the Pre-Funding
          Account                                                                                                    $0.00

     Class A-1 Maturity Shortfall:

          Amount of excess, if any, on the Class A-1 Final Scheduled Distribution
          Date, of (a) the unpaid principal balance of the Class A-1 Notes over
          (b) the sum of the amounts deposited in the Note Distribution Account under item (v) and (vii) of Section III or pursuant to a withdrawal
          from the Class A-1 Holdback Subaccount.                                                                    $0.00

     (In the event a Deficiency Claim Amount, Pre-Funding Account Shortfall or
     Class A-1 Maturity Shortfall exists, the Trustee shall deliver a Deficiency
     Notice to the Collateral Agent, the Security Insurer, the Fiscal Agent, if any, the Owner Trustee and the Servicer specifying the Deficiency Claim
     Amount, the Pre-Funding Account Shortfall or the Class A-1 Maturity
     Shortfall.)

V.   Collected Funds

     Payments Received:
               Supplemental Servicing Fees                                                      $0.00
               Amount allocable to interest                                             $9,165,139.73
               Amounts allocable to principal                                          $15,389,754.19
               Amount allocable to Insurance Add-On Amounts                                     $0.00
               Amount allocable to Outstanding Monthly Advances (reimbursed to the
                  Servicer prior to deposit in the Collection Account)                          $0.00
                                                                                       ---------------
     Total Payments Received                                                                                $24,554,893.92

     Liquidation Proceeds:
               Gross amount realized with respect to Liquidated Receivables               $105,852.03

               Less: (i) reasonable expenses incurred by Servicer
                  in connection with the collection of such Liquidated
                  Receivables and the repossession and disposition
                  of the related Financed Vehicles and (ii) amounts
                  required to be refunded to Obligors on such Liquidated
                  Receivables                                                             ($14,624.77)
                                                                                       ---------------
     Net Liquidation Proceeds                                                                                   $91,227.26

     Allocation of Liquidation Proceeds:
               Supplemental Servicing Fees                                                      $0.00
               Amount allocable to interest                                                     $0.00
               Amounts allocable to principal                                                   $0.00
               Amount allocable to Insurance Add-On Amounts                                     $0.00
               Amount allocable to Outstanding Monthly Advances (reimbursed to the
                  Servicer prior to deposit in the Collection Account)                          $0.00               $0.00
                                                                                       ---------------     ---------------
     Total Collected Funds                                                                                  $24,646,121.18
                                                                                                           ---------------
                                                                                                           ---------------

VI.  Purchase Amounts Deposited in Collection Account

     Purchase Amounts - Warranty Receivables                                                                         $0.00
               Amount allocable to interest                                                     $0.00
               Amounts allocable to principal                                                   $0.00
               Amount allocable to Outstanding Monthly Advances (reimbursed to the
                  Servicer prior to deposit in the Collection Account)                          $0.00

     Purchase Amounts - Administrative Receivables                                                             $328,781.54
               Amount allocable to interest                                                     $0.00
               Amounts allocable to principal                                             $328,781.54
               Amount allocable to Outstanding Monthly Advances (reimbursed to the
                  Servicer prior to deposit in the Collection Account)                          $0.00
                                                                                       ---------------
     Total Purchase Amounts                                                                                    $328,781.54
                                                                                                           ---------------
                                                                                                           ---------------

VII. Reimbursement of Outstanding Monthly Advances

     Outstanding Monthly Advances                                                                              $150,678.60

     Outstanding Monthly Advances reimbursed to the Servicer prior to deposit in the Collection Account from:
               Payments received from Obligors                                            ($73,945.94)
               Liquidation Proceeds                                                             $0.00
               Purchase Amounts - Warranty Receivables                                          $0.00
               Purchase Amounts - Administrative Receivables                                    $0.00
                                                                                       ---------------
     Outstanding Monthly Advances to be netted against Monthly
        Advances for the current Monthly Period                                                                ($73,945.94)

     Outstanding Monthly Advances to be reimbursed out of
        Available Funds on the Distribution Date                                                               ($73,945.94)

     Remaining Outstanding Monthly Advances                                                                     $76,732.66

     Monthly Advances - current Monthly Period                                                                 $171,134.86
                                                                                                           ---------------
     Outstanding Monthly Advances - immediately following the Distribution Date                                $247,867.52
                                                                                                           ---------------
                                                                                                           ---------------

VIII.     Calculation of Interest and Principal Payments

A.  Calculation  of  Principal  Distribution  Amount

     Payments received allocable to principal                                                               $15,389,754.19
     Aggregate of Principal Balances as of the Accounting Date of all
        Receivables that became Liquidated Receivables
        during the Monthly Period                                                                              $675,007.57
     Purchase Amounts - Warranty Receivables allocable to principal                                                  $0.00
     Purchase Amounts - Administrative Receivables allocable to principal                                      $328,781.54
     Amounts withdrawn from the Pre-Funding Account                                                                  $0.00
     Cram Down Losses                                                                                                $0.00
                                                                                                           ---------------
     Principal Distribution Amount                                                                          $16,393,543.30
                                                                                                           ---------------
                                                                                                           ---------------

B.  Calculation of Class A-1 Interest Distributable Amount

     Class A-1 Monthly Interest Distributable Amount:

     Outstanding principal balance of the Class A-1 Notes (as of the immediately preceding Distribution Date after distributions
        of principal to Class A-1 Noteholders on such Distribution Date)               $53,324,218.07

     Multiplied by the Class A-1 Interest Rate                                                 5.430%

     Multiplied by actual days in the period, in case of the first Distribution
        Date, by 33/360                                                                    0.07777778         $225,205.95
                                                                                       ---------------
     Plus any unpaid Class A-1 Interest Carryover Shortfall                                                         $0.00
                                                                                                           ---------------

     Class A-1 Interest Distributable Amount                                                                  $225,205.95
                                                                                                           ---------------
                                                                                                           ---------------
C.  Calculation of Class A-2 Interest Distributable Amount

     Class A-2 Monthly Interest Distributable Amount:

     Outstanding principal balance of the Class A-2 Notes (as of the immediately preceding Distribution Date after distributions
        of principal to Class A-2 Noteholders on such Distribution Date)              $215,000,000.00

     Multiplied by the Class A-2 Interest Rate                                                  5.75%

     Multiplied by 1/12 or, in case of the first Distribution Date, by 33/360              0.08333333        $1,030,208.33
                                                                                       ---------------
     Plus any unpaid Class A-2 Interest Carryover Shortfall                                                          $0.00
                                                                                                           ---------------
     Class A-2 Interest Distributable Amount                                                                 $1,030,208.33
                                                                                                           ---------------
                                                                                                           ---------------

D.  Calculation of Class A-3 Interest Distributable Amount

     Class A-3 Monthly Interest Distributable Amount:

     Outstanding principal balance of the Class A-3 Notes (as of the immediately preceding Distribution Date after distributions
        of principal to Class A-3 Noteholders on such Distribution Date)              $125,000,000.00

     Multiplied by the Class A-3 Interest Rate                                                 5.950%

     Multiplied by 1/12 or, in case of the first Distribution Date, by 33/360              0.08333333          $619,791.67
                                                                                       ---------------
     Plus any unpaid Class A-3 Interest Carryover Shortfall                                                          $0.00
                                                                                                           ---------------
     Class A-3 Interest Distributable Amount                                                                   $619,791.67
                                                                                                           ---------------
                                                                                                           ---------------

E.  Calculation of Class A-4 Interest Distributable Amount

     Class A-4 Monthly Interest Distributable Amount:

     Outstanding principal balance of the Class A-4 Notes (as of the immediately preceding Distribution Date after distributions
        of principal to Class A-4 Noteholders on such Distribution Date)              $150,000,000.00

     Multiplied by the Class A-4 Interest Rate                                                  6.05%

     Multiplied by 1/12 or, in case of the first Distribution Date, by 33/360              0.08333333          $756,250.00
                                                                                       ---------------
     Plus any unpaid Class A-4 Interest Carryover Shortfall                                                          $0.00
                                                                                                           ---------------
     Class A-4 Interest Distributable Amount                                                                   $756,250.00
                                                                                                           ---------------
                                                                                                           ---------------

F.  Calculation of Class A-5 Interest Distributable Amount

     Class A-5 Monthly Interest Distributable Amount:

     Outstanding principal balance of the Class A-5 Notes (as of the immediately preceding Distribution Date after distributions
        of principal to Class A-5 Noteholders on such Distribution Date)               $89,500,000.00

     Multiplied by the Class A-5 Interest Rate                                                  6.25%

     Multiplied by 1/12 or, in case of the first Distribution Date, by 33/360              0.08333333          $466,145.83
                                                                                       ---------------
     Plus any unpaid Class A-5 Interest Carryover Shortfall                                                          $0.00
                                                                                                           ---------------
     Class A-5 Interest Distributable Amount                                                                   $466,145.83
                                                                                                           ---------------
                                                                                                           ---------------

H.  Calculation of Noteholders' Interest Distributable Amount

     Class A-1 Interest Distributable Amount                                              $225,205.95
     Class A-2 Interest Distributable Amount                                            $1,030,208.33
     Class A-3 Interest Distributable Amount                                              $619,791.67
     Class A-4 Interest Distributable Amount                                              $756,250.00
     Class A-5 Interest Distributable Amount                                              $466,145.83

     Noteholders' Interest Distributable Amount                                                              $3,097,601.78
                                                                                                           ---------------
                                                                                                           ---------------

I.  Calculation of Noteholders' Principal Distributable Amount:

     Noteholders' Monthly Principal Distributable Amount:

     Principal Distribution Amount                                                     $16,393,543.30

     Multiplied by Noteholders' Percentage ((i) for each Distribution Date before the principal balance of the Class A-1 Notes is reduced to zero, 100%,
        (ii) for the Distribution Date on which the principal balance of the
        Class A-1 Notes is reduced to zero, 100% until the principal balance of the Class A-1 Notes is reduced to zero and with respect to any remaining portion of the Principal Distribution Amount, the initial principal balance of the Class A-2 Notes over the Aggregate Principal Balance (plus any funds remaining on deposit in the Pre-Funding Account) as of the
        Accounting Date  for the preceding Distribution Date minus that portion of the Principal Distribution Amount applied to retire the Class A-1 Notes and (iii) for each Distribution Date thereafter, outstanding principal balance of the Class A-2 Notes on the Determination Date over the
        Aggregate Principal Balance (plus any funds remaining on deposit in the
        Pre-Funding Account) as of the Accounting Date for the preceding
        Distribution Date)                                                                    100.00%       $16,393,543.30
                                                                                       ---------------

     Unpaid Noteholders' Principal Carryover Shortfall                                                               $0.00
                                                                                                           ---------------
     Noteholders' Principal Distributable Amount                                                            $16,393,543.30
                                                                                                           ---------------
                                                                                                           ---------------

J.  Application of Noteholders' Principal Distribution Amount:

     Amount of Noteholders' Principal Distributable Amount payable to Class A-1
     Notes (equal to entire Noteholders' Principal Distributable Amount until
     the principal balance of the Class A-1 Notes is reduced to zero)                                       $16,393,543.30
                                                                                                           ---------------
                                                                                                           ---------------

     Amount of Noteholders' Principal Distributable Amount payable to Class A-2
     Notes (no portion of the Noteholders' Principal Distributable Amount is
     payable to the Class A-2 Notes until the principal balance of the Class A-1
     Notes has been reduced to zero; thereafter, equal to the entire
     Noteholders' Principal Distributable Amount)                                                                    $0.00
                                                                                                           ---------------
                                                                                                           ---------------

K.  Calculation of Certificate Interest Distributable Amount

     Certificate Monthly Interest Distributable Amount:

     Certificate Balance (as of the close of business
        on the preceding Distribution Date)                                            $73,000,000.00

     Multilpied by the Certificate Pass-Through Rate                                           6.125%

     Multiplied by 1/12 or, in case of the first Distribution Date, by 33/360              0.08333333          $372,604.17
                                                                                       ---------------
     Plus any unpaid Certificate Interest Carryover Shortfall                                                        $0.00
                                                                                                           ---------------

     Certificate Interest Distributable Amount                                                                 $372,604.17
                                                                                                           ---------------
                                                                                                           ---------------

L.  Calculation of Certificate Principal Distributable Amount:

     Certificate Monthly Principal Distributable Amount:

     Principal Distribution Amount                                                     $16,393,543.30

     Multiplied by Certificateholders' Percentage ((i) for each Distribution Date before the principal balance of the Class A-1 Notes is reduced to zero,
        0%, (ii) for the Distribution Date on which the principal balance of the
        Class A-1 Notes is reduced to zero, 0% until the principal balance of the
        Class A-1 Notes is reduced to zero and with respect to any remaining portion of the Principal Distribution Amount, 100% minus the Noteholders'
        Percentage (computed after giving effect to the retirement of the
        Class A-1 Notes) and (iii) for each Distribution Date thereafter, 100%
        minus Noteholders' Percentage)                                                          0.00%                $0.00
                                                                                       ---------------
     Unpaid Certificate Principal Carryover Shortfall                                                                $0.00
                                                                                                           ---------------

     Certificate Principal Distributable Amount                                                                      $0.00
                                                                                                           ---------------
                                                                                                           ---------------

IX.  Pre-Funding Account

     A.  Withdrawals from Pre-Funding Account:

     Amount on deposit in the  Pre-Funding Account as of the preceding
        Distribution Date or, in the case of the first Disrtibution Date, as of the Closing Date
          Pre-Funded Amount                                                                                         $28.40
                                                                                                           ---------------
                                                                                                                    $28.40
                                                                                                           ---------------
                                                                                                           ---------------

     Less:  withdrawals from the Pre-Funding Account in respect of transfers of
        Subsequent Receivables to the Trust occurring on a Subsequent Transfer
        Date (an amount equal to (a) $0 (the aggregate Principal Balance of
        Subsequent Receivables transferred to the Trust) plus (b) $0 (an amount equal to $0 multiplied by (A) one less (B)((i) the Pre-Funded Amount
        after giving effect to transfer of Subsequent Receivables over (ii) $0))                                     $0.00

     Less:  any amounts remaining on deposit in the Pre-Funding Account in the case of the February 1997 Distribution Date or in the case the amount on deposit in the Pre-Funding Account has been Pre-Funding Account has been
        reduced to $100,000 or less as of the Distribution Date (see B below)                                        $0.00

     Amount remaining on deposit in the Pre-Funding Account after
        Distribution Date
          Pre-Funded Amount                                                                    $28.40
                                                                                       ---------------
                                                                                                                    $28.40
                                                                                                           ---------------
                                                                                                           ---------------

IX.  Pre-Funding Account (cont.)

     B. Distributions to Noteholders and Certificateholders from certain withdrawals from the Pre-Funding Account:

     Amount withdrawn from the Pre-Funding Account as a result of the Pre-Funded
        Amount not being reduced to zero on the Distribution Date on or immediately preceding the end of the Funding Period (February 1997
        Distribution Date) or the Pre-Funded Amount being reduced to $100,000
        or less on any Distribution Date                                                                             $0.00

     Class A-1 Prepayment Amount (equal to the Class A-1 Noteholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes and the current Certificate Balance) of the
        Pre-Funded Amount as of the Distribution Date)                                                               $0.00

     Class A-2 Prepayment Amount (equal to the Class A-2 Noteholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes and the current Certificate Balance) of the
        Pre-Funded Amount as of the Distribution Date)                                                               $0.00

     Class A-3 Prepayment Amount (equal to the Class A-3 Noteholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes and the current Certificate Balance) of the
        Pre-Funded Amount as of the Distribution Date)                                                               $0.00

     Class A-4 Prepayment Amount (equal to the Class A-4 Noteholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes and the current Certificate Balance) of the
        Pre-Funded Amount as of the Distribution Date)                                                               $0.00

     Class A-5 Prepayment Amount (equal to the Class A-5 Noteholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes and the current Certificate Balance) of the
        Pre-Funded Amount as of the Distribution Date)                                                               $0.00

     Certificate Prepayment Amount (equal to the Certificateholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes and the current Certificate Balance) of the
        Pre-Funded Amount as of the Distribution Date)                                                               $0.00

     C.  Prepayment Premiums:

     Class A-1 Prepayment Premium                                                                                    $0.00
     Class A-2 Prepayment Premium                                                                                    $0.00
     Class A-3 Prepayment Premium                                                                                    $0.00
     Class A-4 Prepayment Premium                                                                                    $0.00
     Class A-5 Prepayment Premium                                                                                    $0.00

     Certificate Prepayment Premium                                                                                  $0.00

X.   Reserve Account

     Requisite Reserve Amount:

     Portion of Requisite Reserve Amount calculated with respect to Class A-1
        Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class A-5 Notes, and Certificates:

          Product of (x)  6.08% (weighted average interest of Class A-1 Interest
          Rate, Class A-2 Interest Rate, Class A-3 Interest Rate, Class A-4
          Interest Rate, Class A-5 Interest Rate and Certificate Pass-Through Rate
          (based on the outstanding Class A-1 principal balance, Class A-2 principal balance, Class A-3 principal balance, Class A-4 principal balance, Class A-5 principal balance, and Certificate Balance), divided by 360, (y) $0
          (the Pre-Funded Amount on such Distribution Date) and (z) 0 (the
          number of days until the March 1997 Distribution Date))                                                    $0.00

          Less the product of (x) 2.5% divided by 360, (y) $0 (the
          Pre-Funded Amount on such Distribution Date) and (z) 0 (the number of
          days until the March 1997 Distribution Date)                                                               $0.00
                                                                                                           ---------------
     Requisite Reserve Amount                                                                                        $0.00
                                                                                                           ---------------
                                                                                                           ---------------

     Amount on deposit in the Reserve Account (other than the Class A-1 Holdback
        Subaccount) as of the preceding Distribution Date or, in the case of the
        first Distribution Date, as of the Closing Date                                                              $0.00

     Plus the excess, if any, of the Requisite Reserve Amount over amount on deposit in the Reserve Account (other than the Class A-1 Holdback
        Subaccount) (which excess is to be deposited by the IndentureTrustee in the Reserve Account from amounts withdrawn from the Pre-Funding Account
        in respect of transfers of Subsequent Receivables)                                                           $0.00

     Less: the excess, if any, of the amount on deposit in the Reserve Account
        (other than the Class A-1 Holdback Subaccount) over the Requisite
        Reserve Amount (and amount withdrawn from the Reserve Account to cover the excess, if any, of total amounts payable over Available Funds, which excess is to be transferred by the Indenture Trustee to or upon the order of the General Partners from amounts withdrawn from the
        Pre-Funding Account in respect of transfers of Subsequent Receivables)                                       $0.00

     Less: withdrawals from the Reserve Account (other than the Class A-1
        Holdback Subaccount) to cover the excess, if any, of total amount
        payable over Available Funds (see IV above)                                                                  $0.00
                                                                                                           ---------------
     Amount remaining on deposit in the Reserve Account (other than the Class A-1
        Holdback Subaccount) after the Distribution Date                                                             $0.00
                                                                                                           ---------------
                                                                                                           ---------------

XI.  Class A-1 Holdback Subaccount:

     Class A-1 Holdback Amount:

     Class A-1 Holdback Amount as of preceding Distribution Date or the Closing
        Date, as applicable,                                                                                         $0.00

     Plus deposit to the Class A-1 Holdback Subaccount (equal to 2.5% of the amount, if any, by which $0 (the Target Original Pool Balance set forth in the Sale and Servicing Agreement) is greater than $0 (the Original
        Pool Balance after giving effect to the transfer of Subsequent
        Receivables on the Distribution Date or on a Subsequent Transfer Date
        preceding the Distribution Date))                                                                            $0.00

     Less withdrawal, if any, of amount from the Class A-1 Holdback Subaccount to
        cover a Class A-1 Maturity Shortfall (see IV above)                                                          $0.00

     Less withdrawal, if any, of amount remaining in the Class A-1 Holdback
        Subaccount on the Class A-1 Final Scheduled Maturity Date after giving effect to any payment out of the Class A-1 Holdback Subaccount to cover a Class A-1 Maturity Shortfall (amount of withdrawal to be released by
        the Indenture Trustee to the General Partners)                                                               $0.00
                                                                                                           ---------------
     Class A-1 Holdback Subaccount immediately following the Distribution Date                                       $0.00
                                                                                                           ---------------
                                                                                                           ---------------

XII. Calculation of Servicing Fees

     Aggregate Principal Balance as of the first day
       of the Monthly Period                                   $705,824,189.67
     Multiplied by Basic Servicing Fee Rate                              1.00%
     Divided by Months per year                                      0.083333%
                                                               ---------------
     Basic Servicing Fee                                                                  $588,186.82

     Less: Backup Servicer Fees (annual rate of 1 bp)                                           $0.00

     Supplemental Servicing Fees                                                                $0.00
                                                                                       ---------------

     Total of Basic Servicing Fees and Supplemental Servicing Fees                                             $588,186.82
                                                                                                           ---------------
                                                                                                           ---------------

XIII.     Information for Preparation of Statements to Noteholders

     a.   Aggregate principal balance of the Notes as of first day of Monthly
            Period
               Class A-1 Notes                                                                              $53,324,218.07
               Class A-2 Notes                                                                             $215,000,000.00
               Class A-3 Notes                                                                             $125,000,000.00
               Class A-4 Notes                                                                             $150,000,000.00
               Class A-5 Notes                                                                              $89,500,000.00

     b.   Amount distributed to Noteholders allocable to principal
               Class A-1 Notes                                                                              $16,393,543.30
               Class A-2 Notes                                                                                       $0.00
               Class A-3 Notes                                                                                       $0.00
               Class A-4 Notes                                                                                       $0.00
               Class A-5 Notes                                                                                       $0.00

     c.   Aggregate principal balance of the Notes (after giving effect to distributions on the Distribution Date)
               Class A-1 Notes                                                                              $36,930,674.77
               Class A-2 Notes                                                                             $215,000,000.00
               Class A-3 Notes                                                                             $125,000,000.00
               Class A-4 Notes                                                                             $150,000,000.00
               Class A-5 Notes                                                                              $89,500,000.00

     d.   Interest distributed to Noteholders
               Class A-1 Notes                                                                                 $225,205.95
               Class A-2 Notes                                                                               $1,030,208.33
               Class A-3 Notes                                                                                 $619,791.67
               Class A-4 Notes                                                                                 $756,250.00
               Class A-5 Notes                                                                                 $466,145.83

     e.   Remaining Certificate Balance                                                                     $73,000,000.00

     f.   1.  Class A-1 Interest Carryover Shortfall, if any (and change in
                 amount from preceding statement)                                                                    $0.00
          2.  Class A-2 Interest Carryover Shortfall, if any (and change in
                 amount from preceding statement)                                                                    $0.00
          3.  Class A-3 Interest Carryover Shortfall, if any (and change in
                 amount from preceding statement)                                                                    $0.00
          4.  Class A-4 Interest Carryover Shortfall, if any (and change in
                 amount from preceding statement)                                                                    $0.00
          5.  Class A-5 Interest Carryover Shortfall, if any (and change in
                 amount from preceding statement)                                                                    $0.00
          7.  Certificate Interest Carryover Shortfall, if any (and change in
                 amount from preceding statement)                                                                    $0.00
          8.  Certificate Principal Carryover Shortfall, if any (and change in
                 amount from preceding statement)                                                                    $0.00

XIV. Information for Preparation of Statements to Noteholders (continued)
     g.   Amount distributed payable out of amounts withdrawn from or pursuant to:
          1.  Reserve Account                                                                   $0.00
          2.  Spread Account Class A-1 Holdback Subaccount                                      $0.00
          3.  Claim on the Note Policy                                                          $0.00

     h.   Remaining Pre-Funded Amount                                                                               $28.40

     i.   Remaining Reserve Amount                                                                                   $0.00

     j.   Amount on deposit on Class A-1 Holdback Subaccount                                                         $0.00

     k.   Prepayment amounts
               Class A-1 Prepayment Amount                                                                           $0.00
               Class A-2 Prepayment Amount                                                                           $0.00
               Class A-3 Prepayment Amount                                                                           $0.00
               Class A-4 Prepayment Amount                                                                           $0.00
               Class A-5 Prepayment Amount                                                                           $0.00

     l.    Prepayment Premiums
               Class A-1 Prepayment Premium                                                                          $0.00
               Class A-2 Prepayment Premium                                                                          $0.00
               Class A-3 Prepayment Premium                                                                          $0.00
               Class A-4 Prepayment Premium                                                                          $0.00
               Class A-5 Prepayment Premium                                                                          $0.00

     m.   Total of Basic Servicing Fee, Supplemental Servicing Fees and other
             fees, if any, paid by the Trustee on behalf of the Trust                                          $588,186.82

     n.   Note Pool Factors (after giving effect to distributions on the
             Distribution Date)
               Class A-1 Notes                                                                                  0.47652484
               Class A-2 Notes                                                                                  1.00000000
               Class A-3 Notes                                                                                  1.00000000
               Class A-4 Notes                                                                                  1.00000000
               Class A-5 Notes                                                                                  1.00000000

XV.  Information for Preparation of Statements to Certificateholders
     a.   Aggregate Certificate Balance as of first day of Monthly Period                                   $73,000,000.00

     b.   Amount distributed to Certificateholders allocable to principal                                            $0.00

     c.   Aggregate  Certificate Balance (after giving effect to
             distributions on the Distribution Date)                                                        $73,000,000.00

     d.   Interest distributed to  Certificateholders                                                          $372,604.17

     e.   Remaining  Certificate Balance                                                                    $73,000,000.00

     f.   Aggregate principal balance of the Notes (after giving effect to distributions on the Distribution Date)
               Class A-1 Notes                                                                              $36,930,674.77
               Class A-2 Notes                                                                             $215,000,000.00
               Class A-3 Notes                                                                             $125,000,000.00
               Class A-4 Notes                                                                             $150,000,000.00
               Class A-5 Notes                                                                              $89,500,000.00

     g.   1.  Class A-1 Interest Carryover Shortfall, if any (and change in
                  amount from preceding statement)                                                                   $0.00
          2.  Class A-2 Interest Carryover Shortfall, if any (and change in
                 amount from preceding statement)                                                                    $0.00
          3.  Class A-3 Interest Carryover Shortfall, if any (and change in
                 amount from preceding statement)                                                                    $0.00
          4.  Class A-4 Interest Carryover Shortfall, if any (and change in
                 amount from preceding statement)                                                                    $0.00
          5.  Class A-5 Interest Carryover Shortfall, if any (and change in
                 amount from preceding statement)                                                                    $0.00
          7.  Certificate Interest Carryover Shortfall, if any (and change in
                 amount from preceding statement)                                                                    $0.00
          8.  Certificate Principal Carryover Shortfall, if any (and change in
                 amount from preceding statement)                                                                    $0.00

     h.   Amount distributed payable out of amounts withdrawn from or pursuant to:
          1.  Reserve Account                                                                   $0.00
          2.  Spread Account                                                                    $0.00
          3.  Claim on the Certificate Policy                                                   $0.00

     i.   Remaining Pre-Funded Amount                                                                               $28.40

     j.   Remaining Reserve Amount                                                                                   $0.00

     k.   Certificate Prepayment Amount                                                                              $0.00

     l.   Certificate Prepayment Premium                                                                             $0.00

     m.   Total of Basic Servicing Fee, Supplemental Servicing Fees and other
             fees, if any, paid by the Trustee on behalf of the Trust                                          $588,186.82

     n.   Certificate Pool Factor (after giving effect to distributions on the
             Distribution Date)                                                                                 1.00000000

XVI. Pool Balance and Aggregate Principal Balance

          Original Pool Balance at beginning of Monthly Period                                             $729,999,971.60
          Subsequent Receivables                                                                                     $0.00
                                                                                                           ---------------
          Original Pool Balance at end of Monthly Period                                                   $729,999,971.60
                                                                                                           ---------------
                                                                                                           ---------------

          Aggregate Principal Balance as of preceding Accounting Date                                      $705,824,189.67
          Aggregate Principal Balance as of current Accounting Date                                        $689,430,646.37

     Monthly Period Liquidated Receivables                            Monthly Period Adminsitrative Receivables

               Loan #                            Amount                             Loan #                       Amount
               ------                            ------                             ------                       ------
         see attached listing                  $6,742.70                      see attached listing             $310,885.93
                                             $661,597.24                                                        $17,895.61
                                               $5,277.34                                                             $0.00
                                                                                                           ---------------
                                               $1,390.29                                                       $328,781.54
                                             -----------                                                   ---------------
                                             $675,007.57                                                   ---------------
                                             -----------
                                             -----------

XVIII.    Delinquency Ratio

     Sum of Principal Balances (as of the Accounting Date)
        of all Receivables delinquent more than 30 days with
        respect to all or any portion of a Scheduled Payment
        as of the Accounting Date                                              $13,797,897.96

     Aggregate Principal Balance as of the Accounting Date                    $689,430,646.37
                                                                              ----------------
     Delinquency Ratio                                                                                         2.00134677%
                                                                                                           ---------------
                                                                                                           ---------------



     IN WITNESS WHEREOF, I, Mike Sherman, a Responsible Officer of Olympic Financial Ltd., have executed this Certificate as of the Determination Date set forth above.

                                       OLYMPIC  FINANCIAL  LTD.


                                       By:     /s/ Michael J. Sherman
                                               --------------------------------
                                       Name:   Michael J. Sherman
                                               --------------------------------
                                       Title:  Vice President / Treasurer
                                               --------------------------------